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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                BBMF CORPORATION
             (Exact name of Registrant as specified in its charter)


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

            NEVADA                                        0-27989                          88-0286466
(State or other jurisdiction of                   (Commission File Number)              (I.R.S. Employer
 incorporation or organization)                                                        Identification No.)

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                 Room 4302, 43rd Floor, China Resources Building
                    26 Harbour Road, Wan Chai, Hong Kong SAR
               (Address of principal executive offices) (Zip code)

                                 +852 2116 8509
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 31, 2005, BBMF Corporation, a Nevada corporation (the "Company" or the "Registrant"), entered into several share sale and purchase agreements (the "Agreements") with certain shareholders of Bothtec Inc., a corporation organized and existing under the laws of Japan ("Bothtec"), to acquire an aggregate of 1,890 shares of Bothtec at an aggregate purchase price of 42,350,000 Japanese Yen. A form of the Agreement is attached hereto as Exhibit 1.1. The 1,890 shares represent 52.8% of the issued and outstanding stock of Bothtec. Bothtec is primarily engaged in the business of developing and distributing of on-line computer games and mobile games.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     From April 1, 2005 to April 6, 2005, the parties completed the share sale and purchase transactions as described in Item 1.01 above.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

          It is currently impracticable for the Company to provide the required financial statements. In accordance with Item 9.01(a)(4) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than 71 days from the date of the 8-K filing.

     (b)  Pro Forma Financial Information.
          -------------------------------

          It is currently impracticable for the Company to provide the required financial statements. In accordance with Items 9.01(a)(4) and 9.01(b)(2) of the Instructions to Form 8-K, the Company will file such financial statements as soon as they are available, and in no event later than 71 days from the date of the 8-K filing.

     (c)  Exhibit.
          -------

          1.1 Form of Share Sale and Purchase Agreement, each dated March 31, 2005, as entered into by and between the Company and certain shareholders of Bothtec.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 BBMF CORPORATION
                                                 (Registrant)



Date: April 6, 2004                              By:    /s/ Antony Ren Haw Ip
                                                     ---------------------------
                                                     Antony Ren Haw Ip
                                                     President